UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 17, 2022

Valley National Bancorp
(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penn Plaza,	New York,	New York	10119
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code (973) 305-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Common Stock, no par value	VLY	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series A, no par value	VLYPP	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series B, no par value	VLYPO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 17, 2022. On the record date of March 21, 2022, there were 421,394,277 shares of the Company’s common stock outstanding. A total of 367,468,361 shares were present or represented by proxy at the meeting. The Company’s shareholders took the following actions:

Proposal #1 – Voted on the election of 13 persons, named in the Proxy Statement, to serve as directors of the Company for the ensuing year constituting the entire Board of Directors. The following is a list of directors elected at the Annual Meeting with the number of votes “For”, “Against”, “Abstain” and “Broker Non-Votes”, as well as the percentage of votes cast “For” each director nominee.

	Number of Votes
Name	For	% For	Against	Abstain	Broker Non-Votes
Andrew B. Abramson	302,884,556	97.79	6,825,786	575,911	57,182,108
Ronen Agassi	222,931,934	71.99	86,736,787	617,532	57,182,108
Peter J. Baum	306,957,613	99.11	2,735,059	593,581	57,182,108
Eric P. Edelstein	304,820,127	98.42	4,885,892	580,234	57,182,108
Marc J. Lenner	295,192,518	95.49	13,922,042	1,171,693	57,182,108
Peter V. Maio	307,707,340	99.36	1,967,824	611,089	57,182,108
Avner Mendelson	306,290,072	98.90	3,383,238	612,943	57,182,108
Ira Robbins	300,585,875	97.03	9,178,768	521,610	57,182,108
Suresh L. Sani	303,111,442	97.84	6,669,591	505,220	57,182,108
Lisa J. Schultz	305,366,858	98.58	4,379,700	539,695	57,182,108
Jennifer W. Steans	306,561,105	98.94	3,271,501	453,647	57,182,108
Jeffrey S. Wilks	292,122,076	94.34	17,522,528	641,649	57,182,108
Dr. Sidney S. Williams, Jr.	306,838,524	99.10	2,786,616	661,113	57,182,108

Proposal #2 – Approved, on an advisory basis, the compensation of the Company’s named executive officers. The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, was as follows:

	Number of Votes	Percentage
For	303,439,964	98.39
Against	4,936,524	1.60
Abstained	1,909,765
Broker Non-Votes	57,182,108

Proposal #3 – Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, was as follows:

	Number of Votes	Percentage
For	364,554,926	99.49
Against	1,848,058	0.50
Abstain	1,065,377
Broker Non-Votes	0

Proposal #4 – Voted against a shareholder proposal to amend the Company’s governing documents to give the owners of a combined 10% of the Company’s outstanding common stock the power to call a special shareowners meeting. The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, was as follows:

	Number of Votes	Percentage
For	66,885,482	21.74
Against	240,677,362	78.25
Abstained	2,723,409
Broker Non-Votes	57,182,108

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2022	VALLEY NATIONAL BANCORP
	By:	/s/ Michael D. Hagedorn
Michael D. Hagedorn
Senior Executive Vice President
and Chief Financial Officer